February 25, 2008

Dear Shareholder:

The Board of Trustees of Phoenix Asset Trust (“Asset Trust”) has approved the reorganization of Phoenix Focused Value Fund (“Focused Value”) into Phoenix Value Opportunities Fund (“Value Opportunities”), a series of Phoenix Equity Trust. Value Opportunities’ investment objective is identical and its investment strategies are similar to those of Focused Value. The reorganization is expected to be completed on or about February 22, 2008. Once the reorganization is completed, you will become a shareholder of Value Opportunities and will receive shares of the corresponding class of Value Opportunities with an aggregate net asset value equal to the aggregate net asset value of your investment in Focused Value. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Counsel, Inc., the investment adviser to both funds, or one of its affiliates will pay all costs of the reorganization.

The Board of Trustees of Asset Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund with a stronger performance history. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Focused Value and its shareholders.

You are not being asked to vote on, or take any other action in connection with, the reorganization.

If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, and Friday until 5:00 p.m.

Sincerely,

George R. Aylward

President, Phoenix Funds

Phoenix Investment Partners, Ltd.
56 Prospect Street
P. O. Box 150480	860.403.5000 Phone
Hartford, CT 06115-0480	PhoenixFunds.com

Mutual Funds distributed by Phoenix Equity Planning Corporation

ACQUISITION OF ASSETS OF

PHOENIX FOCUSED VALUE FUND

a series of

Phoenix Adviser Trust

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

PHOENIX VALUE OPPORTUNITIES FUND

a series of

Phoenix Equity Trust

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

PROSPECTUS/INFORMATION STATEMENT

DATED FEBRUARY 14, 2008

This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Focused Value Fund (Focused Value), a series of Phoenix Adviser Trust (“Adviser Trust”), into the Phoenix Value Opportunities Fund (Value Opportunities), a series of Phoenix Equity Trust (“Equity Trust”). This Prospectus/Information Statement is being mailed on or about February 25, 2008.

THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

GENERAL

The Board of Trustees of Adviser Trust has approved the reorganization of Focused Value into Value Opportunities. Focused Value and Value Opportunities are sometimes referred to respectively in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of Focused Value will be acquired by Value Opportunities in exchange for Class A and Class C shares of Value Opportunities, and Value Opportunities will assume all of the liabilities of Focused Value, except expenses reimbursed by the Adviser prior to the reorganization (the “Reorganization”). Class A and Class C shares of Value Opportunities will be distributed to each shareholder in liquidation of Focused Value, and Focused Value will be terminated as a series of Adviser Trust. You will then hold that number of full and fractional shares of Value Opportunities which have an aggregate net asset value equal to the aggregate net asset value of your shares of Focused Value.

Focused Value is a separate non-diversified series of Adviser Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Value Opportunities is a separate diversified series of Equity Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Focused Value is identical to that of Value Opportunities, as follows:

Fund	Investment Objective
Focused Value	Long-term capital appreciation.
Value Opportunities	Long-term capital appreciation.

The investment strategies for Focused Value are similar to those for Value Opportunities. However, there are some differences. While Focused Value does not emphasize companies of any particular size, Value Opportunities invests principally in larger capitalization stocks of companies with market capitalizations over $5 billion at the time of initial purchase. Also, while both Funds seek primarily domestic companies, under normal circumstances, Focused Value invests at least 65% of its assets in the securities of U.S. companies, while Value Opportunities has no numerical guidelines. As a non-diversified fund, Focused Value may also invest a greater proportion of its assets in a smaller number of issuers than a diversified fund like Value Opportunities

This Prospectus/Information Statement explains concisely the information about Value Opportunities that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about Focused Value:	How to Obtain this Information:
Prospectus of Adviser Trust relating to Focused Value, dated June 30, 2007, as amended	Copies are available upon request and without charge if you:

Statement of Additional Information of Adviser Trust relating to Focused Value, dated June 30, 2007, as amended	• Visit www.PhoenixFunds.com on the internet; or

Annual Report of Adviser Trust relating to Focused Value for the year ended February 28, 2007	• Write to Phoenix Equity Planning Corporation, One American Row, P.O. Box 150480, Hartford, CT 06115-0480; or

Semi-Annual Report of Adviser Trust relating to Focused Value for the period ended August 31, 2007	• Call (800) 243-1574 toll-free.

Information about Value Opportunities:	How to Obtain this Information:
Prospectus of Equity Trust relating to Value Opportunities, dated October 31, 2007, as amended, which accompanies this Prospectus/Information Statement	Copies are available upon request and without charge if you: • Visit www.PhoenixFunds.com on the internet; or

Statement of Additional Information of Equity Trust relating to Value Opportunities, dated October 31, 2007, as amended	• Write to Phoenix Equity Planning Corporation, One American Row, P.O. Box 150480, Hartford, CT 06115-0480; or

Annual Report of Equity Trust relating to Value Opportunities for the year ended June 30, 2007	• Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated February 14, 2008, which relates to this Prospectus/Information Statement and the Reorganization	Copies are available upon request and without charge if you:
• Write to Phoenix Equity Planning Corporation, One American Row, P.O. Box 150480, Hartford, CT 06115-0480; or
• Call (800) 243-1574 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to Focused Value contained in the Prospectus of Adviser Trust dated June 30, 2007 (SEC File No. 811- 21371) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Value Opportunities contained in the Prospectus of Equity Trust dated October 31, 2007 (SEC File No. 811-00945) also is incorporated by reference in this document. The Statement of Additional Information dated February 14, 2008 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Adviser Trust relating to Focused Value for the year ended February 28, 2007, and the six month period ended August 31, 2007, financial statements of Equity Trust relating to Value Opportunities for the year ended June 30, 2007 and pro forma financial statements of Equity Trust relating to Value Opportunities for the twelve month period ended June 30, 2007, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Value Opportunities:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Information Statement as Exhibit A.

Why is the R eorganization occurring?

The proposed Reorganization will allow shareholders of Focused Value to own a fund that is similar in style and identical in objective, but has a greater amount of assets. Value Opportunities has an identical investment objective, and its performance for the year-to-date and for the one-year periods year ended September 30, 2007 has exceeded that of Focused Value. Total fund operating expenses for Focused Value are lower than the current gross fund operating expenses for Value Opportunities, but Value Opportunities’ investment adviser has contractually agreed to limit the total net fund expenses until June 30, 2008, and to continue the waiver on a voluntary basis thereafter. The voluntary expense limits may be discontinued at any time. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for Value Opportunities as assets grow, which could benefit shareholders of Focused Value.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of Focused Value to Value Opportunities in exchange for Class A and Class C shares of Value Opportunities;

•	the assumption by Value Opportunities of all of the liabilities of Focused Value;

•	the liquidation of Focused Value by the distribution of Class A and Class C shares of Value Opportunities to Focused Value’s shareholders; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about February 22, 2008.

After the Reorganization, what shares of Value Opportunities will I own?

If you own Class A or Class C shares of Focused Value, you will own Class A or Class C shares, respectively, of Value Opportunities. The new shares you receive will have the same total value as your shares of Focused Value, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will offer you better operating efficiencies. Upon the reorganization of Focused Value into Value Opportunities, operating efficiencies may be achieved by Value Opportunities because it will have a greater level of assets. As of September 30, 2007, Focused Value’s assets were approximately $47.9 million and Value Opportunities’ assets were approximately $97.3 million. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. Total gross fund operating expenses for Class A and Class C shares of Focused Value are 1.48% and 2.23%, respectively, while current total gross operating expenses for the Class A and Class C shares of Value Opportunities are 1.60% and 2.35%, respectively; however, Value Opportunities’ expenses are expected to be reduced to 1.35% and 2.10% for the Class A and Class C shares, respectively, due to the expense waivers by its investment adviser.

After the Reorganization, the value of your shares will depend on the performance of Value Opportunities rather than that of Focused Value. The Board of Trustees of each of Adviser Trust and Equity Trust believes that the Reorganization will benefit both Focused Value and Value Opportunities. The costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Phoenix Investment Counsel, Inc. or one of its affiliates.

Like Focused Value, Value Opportunities will declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A and Class C shares of Value Opportunities or distributed in cash, if you have so elected.

The Trustees of Adviser Trust and Equity Trust, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interest of their respective shareholders, and that their interests will not be diluted as a result of the Reorganization.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A and Class C shares, as applicable, of Value Opportunities in the same manner as you did for your shares of Focused Value before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The investment objective of Focused Value is identical to that of Value Opportunities and the investment strategies for the Funds are similar. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees, without shareholder approval. In addition, no shareholder approval of the Reorganization is required where, as here, the investment objective of a selling fund (Focused Value) is not materially different from the investment objective of a surviving fund (Value Opportunities).

The following tables summarize a comparison of Focused Value and Value Opportunities with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

Focused Value
Investment Objective	Long-term capital appreciation.

Principal Investment Strategies	Invests in a non-diversified portfolio consisting primarily of equity securities. Income realized on investments is incidental to its objective.

Under normal circumstances, invests at least 65% of its assets in the securities of U.S. companies. For purposes of this policy, U.S. companies are companies organized in the United States and whose securities are principally traded on an U.S. exchange or quoted on an established U.S. over-the-counter market. May invest substantially all of its assets in common stocks.

Focused Value
Does not emphasize companies of any particular size.

Invests in issuers with the potential for long-term capital appreciation using a “value” approach that emphasizes investments in companies the portfolio manager believes are undervalued.

Generally, uses a bottom-up stock and business analysis approach. The Subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term U.S. Government securities. The Subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

Value Opportunities
Investment Objective	Long-term capital appreciation.

Principal Investment Strategies	Invests principally in the equity securities of domestic companies that the Subadviser believes to have appreciation potential.

Invests principally in larger capitalization stocks; however, the Fund may invest in issuers of any capitalization. Subadviser emphasizes stocks of companies with market capitalizations over $5 billion at the time of initial purchase.

Employs a value approach, utilizing quantitative screening to identify attractively valued securities. All stocks in the equity universe are evaluated across multiple quantitative factors, such as valuation, earnings and quality.

Focuses on identifying the factors most closely associated with outperforming stocks. Factors must have statistical significance, but also must meet the “common sense” test of having a logical connection to the attributes of a successful company.

A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the Fund’s benchmark, desired level of risk and transaction cost estimates.

Investment strategies may lead to a high portfolio turnover rate.

The principal risks of investing in Value Opportunities are substantially similar to those of investing in Focused Value. They include:

•

Equity securities risk—generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Large market capitalization risk—companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Value stock risk—value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

For Focused Value only:

•

Small and medium market capitalization risk—companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Non-diversification risk—as a non-diversified investment company, the Fund may be more susceptible to any single economic, political or regulatory event affecting an issuer than is a diversified investment company. If the Fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the Fund’s return to fluctuate more than that of a diversified investment company.

For Value Opportunities only:

•

High portfolio turnover risk—annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors.

The Funds may invest a portion of their assets in cash, cash equivalents such as U.S. Government securities, money market instruments, or high-grade commercial paper as a temporary defensive strategy when adverse market conditions warrant doing so. This strategy would be employed only in seeking to avoid losses, and in such instances, a Fund may not achieve its investment objective.

For a detailed discussion of the Funds’ risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

Although Focused Value and Value Opportunities have identical investment objectives and similar investment strategies, certain securities held by Focused Value may be sold after the Reorganization in order to comply with the investment practices of Value Opportunities in connection with the Reorganization. For any such sales, the transaction costs will be borne by Value Opportunities. Such costs are ultimately borne by the Fund’s shareholders.

How do the Funds’ fees and expenses compare?

Focused Value offers two classes of shares (Class A and Class C). Value Opportunities also offers Class A and Class C Shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A and Class C shares of each of the Funds. The table entitled “Value Opportunities Pro Forma” shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A and Class C shares of Focused Value and Value Opportunities set forth in the following tables and in the examples are based on the expenses for Focused Value for the twelve month period ended February 28, 2007 and Value Opportunities for the twelve month period ended June 30, 2007. The amounts for Class A and Class C shares of Value Opportunities (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Value Opportunities would have been for the twelve month period ended June 30, 2007, assuming the Reorganization had taken place on July 1, 2006.

Shareholder Fees (fees paid directly from your investment)

	Focused Value		Value Opportunities		Value Opportunities (Pro Forma)
	Class A		Class A		Class A
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	*	None	*	None	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

*	A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

Fees and Expenses (as a percentage of average daily net assets)

	Focused Value		Value Opportunities		Value Opportunities (Pro Forma)
	Class A		Class A		Class A
Management Fees	0.75%		0.75	%(2)	0.75%
Distribution and Shareholder Servicing (12b-1) Fees(1)	0.25%		0.25%		0.25%
Other Expenses	0.48%		0.60%		0.41%
Total Annual Fund Operating Expenses	1.48	%(3)	1.60	%(4)	1.41	%(4)

Shareholder Fees (fees paid directly from your investment)

	Focused Value		Value Opportunities		Value Opportunities (Pro Forma)
	Class C		Class C		Class C
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00	%**	1.00	%**	1.00	%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

**	The deferred sales charge is imposed on Class C Shares redeemed during the first year only. For purposes of calculating the time period held, Class C Shares are considered purchased on the trade date.

Fees and Expenses (as a percentage of average daily net assets)

	Focused Value		Value Opportunities		Value Opportunities (Pro Forma)
	Class C		Class C		Class C
Management Fees	0.75%		0.75	%(2)	0.75%
Distribution and Shareholder Servicing (12b-1) Fees(1)	1.00%		1.00%		1.00%
Other Expenses	0.48%		0.60%		0.41%
Total Annual Fund Operating Expenses	2.23	%(3)	2.35	%(4)	2.16	%(4)

(1)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.
(2)	Management fee has been restated to reflect the current fee structure after the Fund was involved in a merger in July 2007.
(3)	Focused Value’s Adviser has contractually agreed to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through June 30, 2008, so that such expenses do not exceed 1.25% and 2.00% for Class A Shares and Class C Shares, respectively.
(4)	Value Opportunities’ Adviser has contractually agreed to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through June 30, 2008, so that such expenses do not exceed 1.35% for Class A Shares and 2.10% for Class C Shares. The Adviser will voluntarily continue this arrangement beyond the contractual period, but may discontinue such voluntary arrangement in the future. Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 1.41% for Class A Shares and 2.16% for Class C Shares of Value Opportunities for the year ended June 30, 2007. The Adviser may recapture operating expenses reimbursed under this arrangement and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal period in which such reimbursements occurred. Only expenses reimbursed to Value Opportunities may be recaptured.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and Value Opportunities Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses*

	Focused Value
	One Year	Three Years	Five Years	Ten Years
Class A	$717	$1,016	$1,336	$2,242
Class C	$326	$697	$1,195	$2,565

	Value Opportunities
	One Year	Three Years	Five Years	Ten Years
Class A	$728	$1,051	$1,396	$2,366
Class C	$361	$802	$1,370	$2,915

	Value Opportunities Pro Forma
	One Year	Three Years	Five Years	Ten Years
Class A	$710	$996	$1,302	$2,169
Class C	$313	$670	$1,154	$2,489

You would pay the following expenses if you did not redeem your shares:

	Focused Value
	One Year	Three Years	Five Years	Ten Years
Class C	$226	$697	$1,195	$2,565

	Value Opportunities
	One Year	Three Years	Five Years	Ten Years
Class C	$261	$802	$1,370	$2,915

	Value Opportunities Pro Forma
	One Year	Three Years	Five Years	Ten Years
Class C	$213	$670	$1,154	$2,489

*	Expenses have been restated to reflect current fee structures.

How do the Funds’ performance records compare?

The following charts show how the Class A shares of Focused Value and Value Opportunities have performed in the past. Focused Value commenced operations on October 13, 2003, after the reorganization of Vontobel US Value Fund (the “Predecessor Fund”) into the Fund. From October 13, 2003 to June 20, 2005, the Fund’s investment program and general operations were managed by a different investment adviser. The performance shown reflects the performance of the Class A and Class C shares of the Predecessor Fund prior to October 13, 2003 and the Fund’s performance since that date. Class C shares commenced operations with the Predecessor Fund on October 9, 2002. The Class A and Class C shares of Value Opportunities commenced operations on July 29, 2005. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss in each full calendar year for the Class A shares of Focused Value and of Value Opportunities.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Focused Value

14.71%	-14.07%	35.18%	2.98%	-2.10%	24.54%	8.02%	-0.86%	13.73%	-3.62%
98	99	00	01	02	03	04	05	06	07

High Quarter: 4th—2000 +20.26%

Low Quarter: 3rd—1999 -15.28%

Year-to-date Performance (through December 31, 2007) is -3.62%

Value Opportunities

22.42%	7.68%

06	07

High Quarter: 1st—2006 +7.92%

Low Quarter: 4th—2007 -4.01%

Year-to-date performance (through December 31, 2007) is 7.68%

The next set of tables lists the average annual total return by class of Focused Value for, as applicable, the past one, five and ten years and since inception, and of Value Opportunities for the past one year and since inception (through December 31, 2007). The after-tax returns shown are for Class A shares of Focused Value and Value Opportunities; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the periods ended 12/31/2007)(1)

Focused Value	1 Year Ended 12/31/07	5 Years Ended 12/31/07	10 Years Ended 12/31/07	Since Inception (Class C)
Class A shares
Return Before Taxes	-9.17%	6.62%	6.35%	—
Return After Taxes on Distributions(2)	-11.02%	5.04%	5.04%	—
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	-3.98%	5.57%	5.15%	—
Class C shares				10/9/02
Return Before Taxes	-4.32%	7.00%	—	7.94%
S&P 500 Index	5.49%	12.83%	5.92%	15.03%

Value Opportunities	1 Year Ended 12/31/07	Since Inception
Class A shares		7/29/05
Return Before Taxes	1.49%	9.98%
Return After Taxes on Distributions(2)	0.82%	9.23%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	1.22%	8.24%
Class C shares		7/29/05
Return Before Taxes	6.91%	11.96%
S&P 500 Index	5.49%	9.48%
Russell 1000® Value Index	-0.17%	9.56%

(1)	Each Fund’s average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund’s Class A shares and a full redemption in the Fund’s Class C shares.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for Class A shares; after-tax returns for Class C shares will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium- sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. Each index is calculated on a total-return basis with dividends reinvested. Each index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about Value Opportunities is also contained in management’s discussion of Value Opportunities’ performance, which appears in the most recent Annual Report of Equity Trust relating to Value Opportunities.

Who will be the Adviser of my Fund after the Reorganization? What will the advisory fees be after the Reorganization?

Management of the Funds

The overall management of Focused Value and Value Opportunities is the responsibility of, and is supervised by, the respective Boards of Trustees of Adviser Trust and Equity Trust.

Adviser

Phoenix Investment Counsel, Inc. (the “Adviser” or “PIC”) is the investment adviser for Value Opportunities and is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadviser and recommending its hiring, termination and replacement.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

•	The Adviser acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $1.7 billion as of December 31, 2007.

•	The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

Subadviser

Acadian Asset Management LLC (the “Subadviser”) is the investment subadviser to Value Opportuinities. Pursuant to the Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund’s portfolio.

Facts about the Subadviser:

•

The Subadviser is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC.

•	The Subadviser has been an investment adviser since 1977 and had approximately $83 billion in assets under management as of December 31, 2007.

•	The Subadviser is located at One Post Office Square, 20th Floor, Boston, MA 02109.

Value Opportunities and the Adviser have received an exemptive order from the Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

A team of investment professionals manages the Fund’s portfolio and is responsible for the day-to-day management of the Fund’s portfolio.

Brendan O. Bradley. Mr. Bradley has served on the Fund’s portfolio management team since July 2005. He is a Senior Vice President and a senior member of the investment research team. He also manages the Phoenix International Strategies Fund and the Phoenix Worldwide Strategies Fund (international portion). Prior to joining the Subadviser in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies.

John R. Chisholm, CFA. Mr. Chisholm has served on the Fund’s portfolio management team since July 2005. He is Co-Chief Investment Officer and Executive Vice President of the Subadviser. Mr. Chisholm has been affiliated with the Subadviser since 1984, first in a consulting capacity (1984-1987), as a quantitative research analyst (1987-1989), and as a portfolio manager (since 1989). He became Co-Chief Investment Officer in 1997.

Matthew J. Cohen, CFA. Mr. Cohen has served on the Fund’s portfolio management team since July 2005. He is a Senior Vice President and Portfolio Manager of the Subadviser. Mr. Cohen specializes in quantitative equity valuation techniques and manages the processes and data that drive the Subadviser’s investment approach. Prior to joining the Subadviser in 1994, he worked as a senior systems analyst and project manager for Digital Equipment Corporation.

Raymond F. Mui. Mr. Mui has served on the Fund’s portfolio management team since July 2005. He is a Senior Vice President specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. He also manages the Phoenix International Strategies Fund and the Phoenix Worldwide Strategies Fund (international portion). Prior to joining the Subadviser in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

Brian K. Wolahan, CFA. Mr. Wolahan has served on the Fund’s portfolio management team since July 2005. He is Co-Director of Research and a Senior Portfolio Manager responsible for developing and applying quantitative techniques to evaluate markets and securities. Mr. Wolahan joined the Subadviser in 1990s.

Please refer to the Statement of Additional Information for additional information about Value Opportunities’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of Value Opportunities.

Advisory Fees

For its management and supervision of the daily business affairs of Value Opportunities, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Value Opportunities’ net assets at the following annual rates:

First $1 billion	0.75%
$1+ billion through $2 billion	0.70%
Over $2 billion	0.65%

Subadvisory Fees

Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Value Opportunities. The Fund does not pay a fee to the Subadviser. The Adviser pays the Subadviser a subadvisory fee calculated at a rate equal to 50% of the gross investment management fee paid by the Fund to the Adviser.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that Focused Value and Value Opportunities each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result, for federal income tax purposes, no gain or loss will be recognized by Focused Value or its shareholders as a result of receiving shares of Value Opportunities in connection with the Reorganization. The aggregate tax basis and holding period of the shares of Value Opportunities that are received by the shareholders of Focused Value will be the same as the aggregate tax basis and holding period of the shares of Focused Value previously held by such shareholders, provided that such shares of Focused Value are held as capital assets. In addition, no gain or loss will be recognized by Value Opportunities upon the receipt of the assets of Focused Value in exchange for shares of Value Opportunities and the assumption by Value Opportunities of Focused Value’s liabilities, and the holding period and tax basis of the assets of Focused Value in the hands of Value Opportunities as a result of the Reorganization will be the same as in the hands of Focused Value immediately prior to the Reorganization.

RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are similar due to the identical investment objectives and the similar investment styles of the Funds. The risks of Value Opportunities are described in greater detail in that Fund’s Prospectus.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Equity Securities Risk.

Focused Value	Under normal circumstances, invests primarily in equity securities.

Value Opportunities	Invests principally in equity securities.

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

Each of the Funds is subject to Large Market Capitalization Risk.

Focused Value	Does not emphasize companies of any particular size.

Value Opportunities	Invests principally in larger capitalization stocks.

Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Each of the Funds is subject to Value Stock Risk.

Focused Value	Invests in issuers with the potential for long-term capital appreciation using a “value” approach.

Value Opportunities	Employs a value approach, utilizing quantitative screening to identify attractively valued securities.

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. An example of a different investment style includes value investing. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value-oriented funds will typically underperform when growth investing is in favor.

Are there any other risks of investing in the Funds?

Focused Value is subject to Small and Medium Market Capitalization Risk and Non-Diversification Risk.

Small and Medium Market Capitalization Risk

Investments in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Non-Diversification Risk

As a non-diversified investment company under the 1940Act, the Fund can invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. Diversifying a Fund’s portfolio can reduce the risks of investing. As a non-diversified investment company, the Fund may be more susceptible to any single economic, political or regulatory event affecting an issuer than is a diversified investment company. If the Fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the Fund’s return to fluctuate more than that of a diversified investment company.

Value Opportunities is subject to High Portfolio Turnover Risk:

The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

Both Funds have identical investment objectives. The proposed Reorganization will allow shareholders of Focused Value to own a fund that is similar in style, and with a greater amount of assets. The Reorganization could create better efficiencies for the portfolio management team and perhaps lower expenses for Value Opportunities, which could benefit shareholders of Focused Value.

At a Board meeting held on November 14, 2007, the Board of Trustees of Adviser Trust, on behalf of Focused Value, considered and unanimously approved the Reorganization. They determined that the Reorganization was in the best interests of Focused Value and its shareholders, and that the interests of the existing shareholders of Focused Value will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Board of Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Board of Trustees noted that Value Opportunities has an identical investment objective as Focused Value and its performance for the year-to-date and the one-year periods ended September 30, 2007 exceeded that of Focused Value. In addition, while total fund operating expenses for Focused Value were lower than the current gross fund operating expenses for Value Opportunities, Value Opportunities’ investment adviser has contractually agreed to limit the total net fund expenses until June 30, 2008, and to continue the waiver on a voluntary basis thereafter. The voluntary expense limits may be discontinued at any time.

The Board of Trustees considered the relative asset size of each Fund. As of September 30, 2007, Focused Value’s assets were approximately $47.9 million and Value Opportunities’ assets were approximately $97.3 million.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•

the fact that the management fee of and total expenses of Value Opportunities will be comparable to those of Focused Value on a pro forma basis, due to voluntary expense limit arrangements with the Adviser that will take effect after the contractual expense limitations expire on June 30, 2008;

•	the fact that Focused Value and Value Opportunities have identical investment objectives and similar principal investment strategies;

•	the fact that the Adviser or one of its affiliates will bear the expenses incurred by the Funds in connection with the Reorganization;

•	the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

•	the fact that Value Opportunities will assume all of the liabilities of Focused Value;

•	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

•	alternatives available to shareholders of Focused Value, including the ability to redeem their shares.

During their consideration of the Reorganization, the Board of Trustees of Adviser Trust met with counsel for the Disinterested Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board of Trustees of Adviser Trust concluded that the proposed Reorganization would be in the best interests of Focused Value and its shareholders. Consequently, they unanimously approved the Plan.

The Board of Trustees of Equity Trust has also unanimously approved the Plan on behalf of Value Opportunities.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

The Plan provides that all of the assets of Focused Value will be acquired by Value Opportunities in exchange for Class A and Class C shares of Value Opportunities and the assumption by Value Opportunities of all of the liabilities of Focused Value on or about February 22, 2008, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Focused Value will endeavor to discharge all of its known liabilities and obligations. Focused Value will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, Focused Value will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional shares of each class of Value Opportunities to be received by the shareholders of Focused Value will be determined by multiplying the respective outstanding class of shares of Focused Value by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Focused Value by the net asset value per share of the respective class of shares of Value Opportunities. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Phoenix Equity Planning Corporation (“PEPCO”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Value Opportunities, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to Value Opportunities, Focused Value will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Value Opportunities received by Focused Value. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Focused Value’s shareholders on Value Opportunities’ share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Value Opportunities due to Focused Value’s shareholders. All issued and outstanding shares of Focused Value will be canceled. The shares of Value Opportunities to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Focused Value will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of the Funds; (b) by either Fund if the Reorganization has not occurred on or before May 31, 2008 or (c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by the Funds in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Focused Value, Value Opportunities or their shareholders.

If the Reorganization is not consummated, the Board of Trustees of Adviser Trust will consider other possible courses of action which may be in the best interests of Focused Value shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, Focused Value and Value Opportunities will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that Focused Value and Value Opportunities each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result:

1.	No gain or loss will be recognized by Value Opportunities upon the receipt of the assets of Focused Value solely in exchange for the shares of Value Opportunities and the assumption by Value Opportunities of the liabilities of Focused Value;

2.	No gain or loss will be recognized by Focused Value on the transfer of its assets to Value Opportunities in exchange for Value Opportunities’ shares and the assumption by Value Opportunities of the liabilities of Focused Value or upon the distribution of Value Opportunities’ shares to Focused Value’s shareholders in exchange for their shares of Focused Value;

3.	No gain or loss will be recognized by Focused Value’s shareholders upon the exchange of their shares of Focused Value for shares of Value Opportunities in liquidation of Focused Value;

4.	The aggregate tax basis of the shares of Value Opportunities received by each shareholder of Focused Value pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Focused Value held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Value Opportunities received by each shareholder of Focused Value will include the period during which the shares of Focused Value exchanged therefor were held by such shareholder (provided that the shares of Focused Value are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of Focused Value acquired by Value Opportunities will be the same as the tax basis of such assets to Focused Value immediately prior to the Reorganization, and the holding period of such assets in the hands of Value Opportunities will include the period during which the assets were held by Focused Value.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, Focused Value would recognize gain or loss on the transfer of its assets to Value Opportunities and each shareholder of Focused Value would recognize a taxable gain or loss equal to the difference between its tax basis in its Focused Value shares and the fair market value of the shares of Value Opportunities it received.

Pro-forma Capitalization

The following table sets forth the capitalization of Focused Value and Value Opportunities as of June 30, 2007, and the capitalization of Value Opportunities on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.44 Class A shares and 1.39 Class C shares of Value Opportunities for each Class A and Class C share, respectively, of Focused Value.

Capitalization of Focused Value, Value Opportunities and

Value Opportunities (Pro Forma)

	Focused Value	Value Opportunities	Adjustments	Value Opportunities Pro-forma (After Reorganization)
Net Assets
Class A	52,213,260	91,954,553		144,167,813
Class C	3,346,457	10,665,460		14,011,917
Total Net Assets	55,559,717	102,620,013		158,179,730

Net Asset Value Per Share
Class A	$19.66	$13.67		$13.67
Class C	$18.97	$13.60		$13.60

Shares Outstanding
Class A	2,655,980	6,725,963	1,163,018	10,544,961
Class C	176,446	784,247	69,683	1,030,376
Total Shares Outstanding	2,832,426	7,510,210	1,232,701	11,575,337

The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds’ shares. PEPCO distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Value Opportunities is authorized to issue two classes of shares: Class A and Class C. Focused Value also currently offers Class A and Class C shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of Focused Value owning Class A or Class C shares will receive Class A or Class C shares, respectively, of Value Opportunities. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. If you acquire Class A shares of Value Opportunities as a result of the Reorganization, you will continue to be subject to a deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of Focused Value. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Value Opportunities under which the Fund may pay a service fee at an annual rate which may not exceed 0.25% of average daily net assets attributable to the Class.

Class C shares are sold without a front-end sales charge and are subject to a 1.00% contingent deferred sale charge (“CDSC”) if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares of Value Opportunities acquired as a result of the Reorganization, the length of time you hold shares in Value Opportunities will be added to the length of time you held shares in Focused Value. If you acquire Class C shares of Value Opportunities as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Focused Value. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Value Opportunities under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class. Class C shares issued to shareholders of Focused Value in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A and Class C shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Value Opportunities.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in each Fund’s Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in each Fund’s Prospectus. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

Focused Value and Value Opportunities currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds.

On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and Value Opportunities intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Focused Value is a non-diversified series of Adviser Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. Value Opportunities is a series of Equity Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act that is also organized as a Delaware statutory trust. Adviser Trust and Equity Trust are governed by their respective Agreements and Declarations of Trust (“Declarations of Trust”) and By-Laws, as amended, a Board of Trustees, and applicable Delaware law. Each of Adviser Trust and Equity Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of Equity Trust currently consist of Value Opportunities and one other mutual fund, while Adviser Trust consists solely of Focused Value.

Capitalization

The beneficial interests in Adviser Trust and Equity Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value for Adviser Trust and no par value for Equity Trust, of one or more series. The Declaration of Trust of each entity permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of Focused Value and Value Opportunities are offered in two classes (Class A and Class C). Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Adviser Trust or Equity

Trust or a shareholder of Adviser Trust or Equity Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Adviser Trust and Equity Trust to liability. To guard against this risk, the Declaration of Trust of each of Adviser Trust and Equity Trust (a) provides that any written obligation of Adviser Trust or Equity Trust, as the case may be, may contain a statement that such obligation may only be enforced against the assets of Adviser Trust or Equity Trust, as the case may be, or the particular series in question and the obligation is not binding upon the shareholders of Adviser Trust or Equity Trust, as the case may be; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Adviser Trust or Equity Trust, as the case may be. Accordingly, the risk of a shareholder of Adviser Trust or Equity Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Adviser Trust or Equity Trust, as the case may be, itself is unable to meet its obligations. In light of Delaware law, the nature of each of Adviser Trust’s and Equity Trust’s business, and the nature of their assets, the risk of personal liability to a shareholder of Adviser Trust or Equity Trust is remote.

Shareholder Meetings and Voting Rights

Adviser Trust and Equity Trust, on behalf of Focused Value and Value Opportunities, respectively, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Adviser Trust or Equity Trust. In addition, each of Adviser Trust and Equity Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Adviser Trust nor Equity Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Adviser Trust or Equity Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to Adviser Trust, thirty percent of the votes entitled to be cast shall be a quorum, and with respect to Equity Trust, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of either entity may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of either entity, as the case may be, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Declaration of Trust of each entity, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Declaration of Trust of each of Adviser Trust and Equity Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Adviser Trust or Equity Trust, as the case may be, as a corporation or other entity, (2) merge Adviser Trust or Equity Trust, as the case may be, into another entity, or merge, consolidate or transfer the assets and liabilities of a Fund or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of each of Adviser Trust and Equity Trust may also terminate Adviser Trust or Equity Trust, as the case may be, a Fund, or a class of shares upon written notice to the shareholders.

Liquidation

In the event of the liquidation of Adviser Trust or Equity Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Adviser Trust or Equity Trust, the Fund or attributable to the class over the liabilities belonging to Adviser Trust or Equity Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of a class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Declaration of Trust of each of Adviser Trust and Equity Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of each of Adviser Trust and Equity Trust, each Trustee of Adviser Trust or Equity Trust is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Adviser Trust or Equity Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Adviser Trust or Equity Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Adviser Trust and Equity Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Adviser Trust or Equity Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of each of Adviser Trust and Equity Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware law directly for more complete information.

Shareholder Information

As of January 31, 2008, the total number of shares of Focused Value outstanding was as follows:

Number of Shares
Class A	1,775,504.28
Class C	125,538.99

Total	1,901,043.27

As of December 17, 2007, the officers and Trustees of Adviser Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Focused Value.

As of December 17, 2007, the officers and Trustees of the Equity Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Value Opportunities.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of Focused Value and Value Opportunities as of December 17, 2007, were as follows:

Value Opportunities—Class A

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
Phoenix Wealth Builder PHOLIO Attn Chris Wilkos Shareholder Services Dept c/o Phoenix Equity Planning 101 Munson Street Greenfield, MA 01301-9684	1,072,321	14.9%	10.9%

Phoenix Wealth Guardian PHOLIO Attn Chris Wilkos Shareholder Services Dept c/o Phoenix Equity Planning 101 Munson Street Greenfield, MA 01301-9684	395,963	5.5%	Under 5%

Focused Value—Class A

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
Charles Schwab & Co Inc. Exclusive Benefit of our Customers Reinvest Account Attn Mutual Funds Dept 101 Montgomery St San Francisco, CA 94104-4151	517,170	26.5%	7.2%

NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC-Funds 100 Magellan Way Kwic Covington, KY 41015-1987	102,304	5.2%	Under 5%

AOCDS Group Medical/Hospital TR Wayne Quint Jr Trustee 1314 W 5th St, Ste B Santa Ana, CA 92703-3705	99,694	5.1%	Under 5%

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of Adviser Trust relating to Focused Value, for the year ended as of February 28, 2007, including the financial statements and financial highlights for the periods ended December 31, 2003, February 29, 2004, February 28, 2005, February 28, 2006, and February 28, 2007, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Equity Trust relating to Value Opportunities, for the year ended as of June 30, 2007, including the financial statements and financial highlights for the periods ended June 30, 2006, and June 30, 2007, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The unaudited Semi-Annual Report of Focused Value for the six month period ended August 31, 2007 has also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Value Opportunities will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.

ADDITIONAL INFORMATION

Adviser Trust and Equity Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

February 14, 2008

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of November, 2007, by and between Phoenix Equity Trust, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Value Opportunities Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, and Phoenix Adviser Trust, a Delaware statutory trust (the “Selling Trust”), on behalf of the Phoenix Focused Value Fund (the “Acquired Fund”), a separate series of the Selling Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not “interested persons” of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not “interested persons” of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Acquiring Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4 Phoenix Equity Planning Corporation (“PEPCO”) shall make all computations of value, in its capacity as administrator for the Acquiring Trust.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be February 22, 2008, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

3.2 The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Selling Trust shall direct PEPCO (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the

Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust’s Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at August 31, 2007 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since August 31, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h) The unaudited financial statements of the Acquiring Fund at June 30, 2007, are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i) Since June 30, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The information to be furnished by the Acquiring Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2 The Acquired Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4 The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust’s election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust’s election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a)(1) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.4.

10.	BROKERAGE FEES AND EXPENSES

10.1 The Selling Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Investment Counsel, Inc. or one of its affiliates. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3 In the event the transactions contemplated by this Agreement are not consummated, then Phoenix Investment Counsel, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before May 31, 2008, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.4.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301, Attn: General Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Trust Instrument of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

Attest:	PHOENIX EQUITY TRUST, on behalf of its series PHOENIX VALUE OPPORTUNITIES FUND

By:
By:
Title:	Title:

Attest:	PHOENIX ADVISER TRUST, on behalf of its series PHOENIX FOCUSED VALUE FUND

By:
By:
Title:	Title:

Agreed and accepted as to paragraphs 10.2 and 10.3 only:

Attest:	PHOENIX INVESTMENT COUNSEL, INC.

By:
By:
Title:	Title:

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

PHOENIX FOCUSED VALUE FUND

a series of

PHOENIX ADVISER TRUST

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

PHOENIX VALUE OPPORTUNITIES FUND

a series of

PHOENIX EQUITY TRUST

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

This Statement of Additional Information, dated February 14, 2008, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Focused Value Fund (“Focused Value”), a series of Phoenix Adviser Trust (“Adviser Trust”), to the Phoenix Value Opportunities Fund (“Value Opportunities”), a series of Phoenix Equity Trust (“Equity Trust”), in exchange for Class A and Class C shares of beneficial interest, no par value, of Value Opportunities (to be issued to holders of shares of Focused Value), consists of the information set forth below pertaining to Focused Value and Value Opportunities and the following described documents, each of which is incorporated by reference herein with the exception of the Pro Forma Financial Statements attached hereto:

(1)	The Statement of Additional Information of Focused Value, dated June 30, 2007, as amended;

(2)	The Statement of Additional Information of Value Opportunities, dated October 31, 2007;

(3)	Annual Report of Focused Value for the year ended February 28, 2007;

(4)	Annual Report of Value Opportunities for the year ended June 30, 2007;

(5)	Semi-Annual Report of Focused Value for the six month period ended August 31, 2007; and

(6)	Pro Forma Financial Statements dated as of June 30, 2007.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Focused Value and Value Opportunities, dated February 14, 2008. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Adviser Trust or Equity Trust at the telephone numbers or addresses set forth above.

Phoenix Equity Trust

Pro Forma Combining Financial Statements (Unaudited)

June 30, 2007

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Phoenix Focused Value Fund (“Focused Value”), a series of Phoenix Adviser Trust, in exchange for shares of Phoenix Value Opportunities Fund (“Value Opportunities”), a series of Phoenix Equity Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Value Opportunities, and the results of operations of Value Opportunities for pre-combination periods will not be restated.

Value Opportunities was involved in a merger in July 2007, but the following pro formas have assumed that the merger occurred as of June 30, 2007.

The pro forma unaudited combining statements of assets and liabilities and schedule of investments reflect the financial position of Focused Value and Value Opportunities as of June 30, 2007.

The pro forma unaudited statement of operations reflects the results of operations of each of the funds for the year ended June 30, 2007, as though the reorganization occurred as of the beginning of the preceding twelve month period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Focused Value and Value Opportunities, which are incorporated by reference in the Statement of Additional Information.

Phoenix Value Opportunities Fund Pro Forma/Phoenix Focused Value Fund

Pro Forma Combining Statement of Operations

June 30, 2007 (Unaudited)

	Phoenix Focused Value Fund	Phoenix Value Opportunities Fund Pro Forma (b)	Adjustments			Value Opportunities Pro Forma Combining Portfolios
INVESTMENT INCOME
Interest	$440,099	$78,565	$			518,664
Dividends	992,600	1,196,288				2,188,888
Foreign taxes withheld	(7,661)	—				(7,661)

Total investment income	1,425,038	1,274,853				2,699,891

EXPENSES
Investment advisory fee	418,938	534,195		(9,850	)(a)	943,283
Service fees—Class A	131,124	127,728		22,635	(a)	281,487
Distribution and service fees—Class B	—	88,627		(88,627	)(a)	— (c)
Distribution and service fees—Class C	34,090	97,549		125	(a)	131,764
Transfer agent	89,346	147,180		19,084	(a)	255,610
Administration	43,795	50,164		10,431	(a)	104,390
Registration	31,106	71,707		(57,403	)(a)	45,410
Printing	25,935	24,131		(31,259	)(a)	18,807
Professional	35,933	43,768		(45,242	)(a)	34,459
Custodian	10,253	20,138		(2,605	)(a)	27,786
Trustees	11,107	19,323		(16,509	)(a)	13,921
Miscellaneous	8,855	10,846		996	(a)	20,697

Total expenses	840,482	1,235,356		(198,224	)(a)	1,877,614
Custodian fees paid indirectly	—	(565)		565	(a)	—
Less expenses reimbursed by investment advisor	(101,053)	(128,991)		149,161		(80,883)

Net expenses	739,429	1,105,800		(48,498	)(a)	1,796,731

NET INVESTMENT INCOME (LOSS)	685,609	169,053		48,498		903,160
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on securities	3,605,916	5,286,323		—		8,892,239
Net realized gain (loss) on foreign currency	—	—		—		—
Net change in unrealized appreciation (depreciation) on investments	3,263,182	8,497,051		—		11,760,233
Net gain (loss) on investments	6,869,098	13,783,374		—		20,652,472

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,554,707	$13,952,427		$48,498		$21,555,632

Adjustments:

(a)	Adjustments are true-ups to reflect combined fund expenses
(b)	Fund was involved in a merger in July 2007. Amounts reflect merged fund as if merger occurred 6/30/07
(c)	Class B merged into Class A in July 2007, when another fund merged into Phoenix Value Opportunities. Amounts are shown as if merger occurred on 6/30/07.

See Notes to Pro Forma Financial Statements.

Phoenix Value Opportunities Fund Pro Forma/Phoenix Focused Value Fund

Pro Forma Combining Schedule of Investments

June 30, 2007 (Unaudited)

Shares or Par Value				Market Value
Phoenix Focused Value Fund	Phoenix Value Opportunities Fund Pro Forma (e)	Pro Forma Combining Portfolios	DESCRIPTION	Phoenix Focused Value Fund	Phoenix Value Opportunities Fund Pro Forma (e)	Pro Forma Combining Portfolios
			DOMESTIC COMMON STOCKS
—	38,400	38,400	Alberto-Culver Co.	—	910,848	910,848
20,320	27,500	47,820	Altria Group, Inc.	1,425,245	1,928,850	3,354,095
9,950	—	9,950	AMBAC Financial Group, Inc.	867,540	—	867,540
60,300	900	61,200	American International Group, Inc.	4,222,809	63,027	4,285,836
	13,200	13,200	Ameriprise Financial, Inc.	—	839,124	839,124
—	13,314	13,314	AmerisourceBergen Corp.	—	658,644	658,644
—	400	400	Ashland, Inc.	—	25,580	25,580
—	13,500	13,500	Assurant, Inc.	—	795,420	795,420
—	15,200	15,200	AT&T, Inc.	—	630,800	630,800
—	12,030	12,030	Axis Capital Holdings Ltd.	—	489,019	489,019
18,885	—	18,885	Bank of America Corp.	923,288	—	923,288
22,105	—	22,105	Bed Bath & Beyond, Inc.(b)	795,559	—	795,559
—	2,100	2,100	Berkley (W.R.) Corp.	—	68,334	68,334
32	—	32	Berkshire Hathaway, Inc. Class A (b)	3,503,200	—	3,503,200
—	30,400	30,400	Big Lots, Inc. (b)	—	894,368	894,368
37,760	—	37,760	Block (H&R), Inc.	882,451	—	882,451
	2,700	2,700	Boeing Co. (The)	—	259,632	259,632
—	6,000	6,000	Chaparral Steel Co.	—	431,220	431,220
—	29,800	29,800	Chevron Corp.	—	2,510,352	2,510,352
—	29,000	29,000	Chubb Corp. (The)	—	1,570,060	1,570,060
—	1,200	1,200	CIGNA Corp.	—	62,664	62,664
9,702	—	9,702	Cincinnati Financial Corp.	421,067	—	421,067
	1,400	1,400	Cleveland-Cliffs, Inc.	—	108,738	108,738
—	1,000	1,000	CNA Financial Corp.	—	47,690	47,690
24,830	—	24,830	Coca-Cola Co. (The)	1,298,857	—	1,298,857
19,100	—	19,100	Colgate-Palmolive Co.	1,238,635	—	1,238,635
—	4,600	4,600	Computer Sciences Corp. (b)	—	272,090	272,090
—	4,200	4,200	COMSYS IT Partners, Inc. (b)	—	95,802	95,802
	3,700	3,700	ConocoPhillips	—	290,450	290,450
—	12,200	12,200	Continental Airlines, Inc. Class B	—	413,214	413,214
16,810	—	16,810	Countrywide Financial Corp.	611,044	—	611,044
—	2,500	2,500	Coventry Health Care, Inc. (b)	—	144,125	144,125
—	9,400	9,400	Cummins, Inc.	—	951,374	951,374
—	3,100	3,100	Danaher Corp.	—	234,050	234,050
—	31,800	31,800	Darden Restaurants, Inc.	—	1,398,882	1,398,882
—	64,200	64,200	Dillard’s, Inc. Class A	—	2,306,706	2,306,706
—	25,300	25,300	DIRECTV Group, Inc. (The) (b)	—	584,683	584,683
—	15,800	15,800	Dollar Tree Stores, Inc. (b)	—	688,090	688,090
—	900	900	Downey Financial Corp.	—	59,382	59,382
25,300	—	25,300	Entercom Communications Corp. Class A	629,717	—	629,717
—	4,600	4,600	Expedia, Inc. (b)	—	134,734	134,734
—	9,700	9,700	ExpressJet Holdings, Inc.(b)	—	58,006	58,006
—	65,660	65,660	Exxon Mobil Corp.	—	5,507,561	5,507,561
29,219	26,600	55,819	Fannie Mae	1,908,877	1,737,778	3,646,655
28,775	—	28,775	Fifth Third Bancorp	1,144,382	—	1,144,382
—	44,381	44,381	FirstEnergy Corp.	—	2,872,782	2,872,782
—	14,600	14,600	FirstFed Financial Corp. (b)	—	828,258	828,258
60,160	—	60,160	Freddie Mac	3,651,712	—	3,651,712
			Freeport-McMoRan Copper & Gold, Inc.
—	27,000	27,000	Class B (Indonesia) ©	—	2,236,140	2,236,140
—	3,000	3,000	FreightCar America, Inc.	—	143,520	143,520
14,850	—	14,850	Gannett Co., Inc.	816,007	—	816,007
23,995	—	23,995	General Mills, Inc.	1,401,788	—	1,401,788

Phoenix Value Opportunities Fund Pro Forma/Phoenix Focused Value Fund

Pro Forma Combining Schedule of Investments—(Continued)

June 30, 2007 (Unaudited)

Shares or Par Value				Market Value
Phoenix Focused Value Fund	Phoenix Value Opportunities Fund Pro Forma (e)	Pro Forma Combining Portfolios	DESCRIPTION	Phoenix Focused Value Fund	Phoenix Value Opportunities Fund Pro Forma (e)	Pro Forma Combining Portfolios
—	71,000	71,000	Genworth Financial, Inc. Class A	—	2,442,400	2,442,400
—	7,500	7,500	Goldman Sachs Group, Inc. (The)	—	1,625,625	1,625,625
—	26,554	26,554	Hartford Financial Services Group, Inc. (The)	—	2,615,834	2,615,834
—	5,600	5,600	Hasbro, Inc.	—	175,896	175,896
—	28,100	28,100	Hewlett-Packard Co.	—	1,253,822	1,253,822
—	4,100	4,100	InterDigital Communications Corp. (b)	—	131,897	131,897
—	32,800	32,800	International Business Machines Corp.	—	3,452,200	3,452,200
—	17,000	17,000	International Paper Co.	—	663,850	663,850
—	200	200	Jackson Hewitt Tax Service, Inc.	—	5,622	5,622
33,230	18,400	51,630	Johnson & Johnson	2,047,633	1,133,808	3,181,441
—	74,000	74,000	JPMorgan Chase & Co.	—	3,585,300	3,585,300
32,565	—	32,565	Kellogg Co.	1,686,541	—	1,686,541
—	5,500	5,500	KeyCorp	—	188,815	188,815
—	74,828	74,828	King Pharmaceuticals, Inc.	—	1,530,981	1,530,981
—	102,600	102,600	Kroger Co. (The)	—	2,886,138	2,886,138
—	13,200	13,200	L-3 Communications Holdings, Inc.	—	1,285,548	1,285,548
—	19,900	19,900	Lehman Brothers Holdings, Inc.	—	1,482,948	1,482,948
—	7,900	7,900	Lexmark International, Inc. Class A (b)	—	389,549	389,549
—	10,600	10,600	Loews Corp. - Carolina Group	—	819,062	819,062
—	45,800	45,800	Lyondell Chemical Co.	—	1,700,096	1,700,096
—	56,000	56,000	Marathon Oil Corp.	—	3,357,760	3,357,760
—	3,875	3,875	Marvel Entertainment, Inc. (b)	—	98,735	98,735
—	11,000	11,000	McDonald’s Corp.	—	558,360	558,360
—	26,772	26,772	MetLife, Inc.	—	1,726,259	1,726,259
—	3,400	3,400	Mirant Corp. (b)	—	145,010	145,010
—	8,600	8,600	Molson Coors Brewing Co. Class B	—	795,156	795,156
—	51,100	51,100	Morgan Stanley	—	4,286,268	4,286,268
—	2,500	2,500	Nationwide Financial Services, Inc. Class A	—	158,050	158,050
—	16,900	16,900	Northrop Grumman Corp.	—	1,316,003	1,316,003
—	24,100	24,100	Nucor Corp.	—	1,413,465	1,413,465
—	4,100	4,100	OSI Pharmaceuticals, Inc. (b)	—	148,461	148,461
—	900	900	Parker Hannifin Corp.	—	88,119	88,119
26,045	—	26,045	PepsiCo, Inc.	1,689,018	—	1,689,018
—	18,400	18,400	Pfizer, Inc.	—	470,488	470,488
—	4,300	4,300	PMI Group, Inc. (The)	—	192,081	192,081
42,735	—	42,735	Procter & Gamble Co. (The)	2,614,955	—	2,614,955
—	47,400	47,400	Qwest Communications International, Inc. (b)	—	459,780	459,780
—	16,600	16,600	Regions Financial Corp.	—	549,460	549,460
—	3,200	3,200	Safeway, Inc.	—	108,896	108,896
74,195	—	74,195	Saga Communications, Inc. Class A (b)	727,111	—	727,111
—	7,000	7,000	SkyWest, Inc.	—	166,810	166,810
—	68,100	68,100	Sprint Nextel Corp.	—	1,410,351	1,410,351
—	8,000	8,000	Star Gas Partners, L.P. (b)	—	35,680	35,680
—	19,700	19,700	SunTrust Banks, Inc.	—	1,689,078	1,689,078
—	15,700	15,700	Symantec Corp. (b)	—	317,140	317,140
—	38,600	38,600	Tesoro Corp.	—	2,205,990	2,205,990
—	3,300	3,300	Tidewater, Inc.	—	233,904	233,904
74,545	—	74,545	TJX Cos., Inc. (The)	2,049,987	—	2,049,987
—	41,392	41,392	Travelers Cos., Inc. (The)	—	2,214,472	2,214,472
16,600	—	16,600	United Parcel Service, Inc. Class B	1,211,800	—	1,211,800
—	4,800	4,800	United Rentals, Inc. (b)	—	156,192	156,192
—	11,000	11,000	United States Steel Corp.	—	1,196,250	1,196,250
21,985	53,600	75,585	UnitedHealth Group, Inc.	1,124,313	2,741,104	3,865,417
—	6,172	6,172	US Airways Group, Inc. (b)	—	186,826	186,826

Phoenix Value Opportunities Fund Pro Forma/Phoenix Focused Value Fund

Pro Forma Combining Schedule of Investments—(Continued)

June 30, 2007 (Unaudited)

Shares or Par Value				Market Value
Phoenix Focused Value Fund	Phoenix Value Opportunities Fund Pro Forma (e)	Pro Forma Combining Portfolios	DESCRIPTION	Phoenix Focused Value Fund	Phoenix Value Opportunities Fund Pro Forma (e)	Pro Forma Combining Portfolios
—	3,800	3,800	USA Mobility, Inc. (b)	—	101,688	101,688
—	49,600	49,600	Valero Energy Corp.	—	3,663,456	3,663,456
—	15,000	15,000	Verizon Communications, Inc.	—	617,550	617,550
25,879	—	25,879	Wachovia Corp.	1,326,299	—	1,326,299
15,800	—	15,800	Walgreen Co.	687,932	—	687,932
49,345	15,800	65,145	Wal-Mart Stores, Inc.	2,373,988	760,138	3,134,126
—	3,000	3,000	Washington Mutual, Inc.	—	127,920	127,920
—	10,400	10,400	WellPoint, Inc. (b)	—	830,232	830,232
49,160	20,200	69,360	Wells Fargo & Co.	1,728,957	710,434	2,439,391
—	20,300	20,300	Xcel Energy, Inc.	—	415,541	415,541

			Total Domestic Common Stocks (Identified cost $40,602,362 and $84,820,072 )	45,010,712	96,274,495	141,285,207

			FOREIGN COMMON STOCKS (c)
—	4,265	4,265	Accenture Ltd. Class A	—	182,926	182,926
—	25,407	25,407	ACE Ltd.	—	1,588,445	1,588,445
—	4,664	4,664	Arch Capital Group Ltd. (b)	—	338,327	338,327
32,200	—	32,200	British American Tobacco plc Sponsored ADR	2,226,308	—	2,226,308
19,170	—	19,170	Diageo plc Sponsored ADR	1,597,052	—	1,597,052
23,115	—	23,115	Nestle S.A. Sponsored ADR	2,197,208	—	2,197,208
—	6,032	6,032	PartnerRe Ltd.	—	467,480	467,480
33,500	—	33,500	Signet Group plc Sponsored ADR	709,530	—	709,530
—	2,443	2,443	TBS International Ltd. (b)	—	69,381	69,381
—	17,840	17,840	XL Capital Ltd. Class A	—	1,503,734	1,503,734

			Total Foreign Common Stocks (Identified cost $5,031,333 and $3,780,220)	6,730,098	4,150,293	10,880,391

			Total Long Term Investments (Identified cost $45,633,695, and $88,600,292)	51,740,810	100,424,788	152,165,598

			SHORT-TERM INVESTMENTS
			Commercial Paper (d)
1,520,000	1,710,000	3,230,000	Alpine Securitization	1,520,000	1,709,745	3,229,745
1,450,000	—	1,450,000	Danske Corp.	1,450,000	—	1,450,000
865,000	—	865,000	Honeywell International	865,000	—	865,000
715,000	1,175,000	1,890,000	Lockhart Funding LLC	715,000	1,175,000	1,890,000

			Total Short Term Investments (Identified cost $4,550,000, and $2,884,745)	4,550,000	2,884,745	7,434,745

			TOTAL INVESTMENTS (Identified cost $50,183,695, and $91,485,037)	56,290,810	103,309,533	159,600,343	(a)
			Other assets and liabilities, net—(2.1%)	(731,093)	(689,520)	(1,420,613)

			NET ASSETS—100.0%	55,559,717	102,620,013	158,179,730

(a)	Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,352,776 and gross depreciation of $1,657,406 for federal income tax purposes. At June 30, 2007, the aggregate cost of securities for federal income tax purposes was $141,904,973.
(b)	Non-income producing.
(c)	Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 5 “Foreign security country determination” in the Notes to Proforma Statements.
(d)	The rate shown is the discount rate.
(e)	Fund was involved in a merger in July 2007. Amounts reflect merged fund as if merger occurred 6/30/07.

Phoenix Value Opportunities Fund Pro Forma/Phoenix Focused Value Fund

Pro Forma Combining Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

	Phoenix Focused Value Fund	Phoenix Value Opportunities Fund Pro Forma (b)	Adjustments			Value Opportunities Pro Forma Combining Portfolios
ASSETS
Investment securities at value (Identified cost $50,183,695 and $91,485,037)	$56,290,810	103,309,533				$159,600,343
Cash	1,024	17,671				18,695
Receivables:
Dividends	68,856	80,770				149,626
Investment securities sold	—	2,489,869				2,489,869
Fund shares sold	27,615	2,627,737				2,655,352
Prepaid expenses	17,461	8,516				25,977
Other assets	9,987	8,968				18,955

Total assets	56,415,753	108,543,064		—		164,958,817

LIABILITIES
Payables:
Investment securities purchased	693,980	3,545,517				4,239,497
Fund shares repurchased	86,411	2,196,352				2,282,763
Investment advisory fee	23,946	40,997				64,943
Transfer agent fee	3,747	38,244				41,991
Distribution and service fees	13,339	32,619				45,958
Administration fee	3,840	7,936				11,776
Trustee’s fee	349	463				812
Trustee deferred compensation plan	9,987	8,968				18,955
Other accrued expenses	20,437	51,955				72,392

Total liabilities	856,036	5,923,051		—		6,779,087

NET ASSETS	$55,559,717	$102,620,013		$—		$158,179,730

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$48,203,221	91,365,974				139,569,195
Undistributed net investment income (loss)	339,838	80,267				420,105
Accumulated net realized gain (loss)	909,543	(650,724)				258,819
Net unrealized appreciation	6,107,115	11,824,496		—		17,931,611

Net Assets	$55,559,717	$102,620,013		$—		$158,179,730

CLASS A
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,655,980	6,725,963		1,163,018	(a)	10,544,961
Net assets	$52,213,260	$91,954,553	$			$144,167,813
Net asset value per share	$19.66	$13.67	$			$13.67
Offering price per share NAV/(1- 5.75%)	$20.86	$14.50	$			$14.50

CLASS C
Shares of beneficial interest outstanding	176,446	784,247		69,683	(a)	1,030,376
Net assets	$3,346,457	$10,665,460	$			$14,011,917
Net asset value and offering price per share	$18.97	$13.60	$			$13.60

(a)	Adjustment reflects increased shares issued in conversion.
(b)	Fund was involved in a merger in July 2007. Amounts reflect merged fund as if merger occurred 6/30/07.

See Notes to Pro Forma Financial Statements.

Phoenix Value Opportunities/Phoenix Focused Value

Notes to Pro Forma Combining Financial Statements

June 30, 2007 (Unaudited)

1. Basis of Combination

The accompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect of the proposed merger of the Phoenix Focused Value Fund (“Merging Fund”) into Phoenix Value Opportunities Fund (“Surviving Fund”). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. Under the terms of the Plan of Reorganization the merger provides for the transfer of all the assets of Phoenix Focused Value Fund to Phoenix Value Opportunities Fund and the subsequent liquidation of Phoenix Focused Value Fund. The accounting survivor in the proposed merger will be Phoenix Value Opportunities Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Phoenix Focused Value Fund is currently operated. The Reorganization should also create better efficiencies for the portfolio management team. Phoenix Investment Counsel, Inc, advisor to the funds, will pay all costs of the reorganization.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Phoenix Value Opportunities Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates. Phoenix Value Opportunities Fund was involved in a merger in July 2007. For purposes of this document, we have assumed that the merger occurred on 6/30/07.

Phoenix Value Opportunities Fund and Phoenix Focused Value Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the increase of shares of Phoenix Value Opportunities Fund at June 30, 2007 in connection with the proposed reorganization. The amount of increased shares was calculated based on the net assets, as of June 30, 2007, of Phoenix Focused Value Fund of $52,213,260 and $3,346,457, for Class A and Class C, respectively, and the net asset value of Phoenix Value Opportunities Fund of $13.67, and $13.60 for Class A and Class C respectively. Shares of Phoenix Value Opportunities Fund were increased by 1,163,018 for Class A and 69,683 for Class C in exchange for Class A and Class C shares respectively, of Phoenix Focused Value Fund. The Pro Forma Statement of Assets & Liabilities reflects total shares outstanding of the combined fund and the amount of shares to be issued to Phoenix Focused Value Fund shareholders.

3. Pro Forma Operations

Pro Forma operating expenses are based on actual expenses of Phoenix Focused Value Fund and Phoenix Value Opportunities Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and administration fees have been calculated for the combined Funds based on the fee schedule in effect for Phoenix Value Opportunities Fund at the combined level of average net assets for the period ended June 30, 2007.

4. Portfolio Valuation

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

Phoenix Value Opportunities/Phoenix Focused Value

Notes to Pro Forma Combining Financial Statements—(Continued)

June 30, 2007 (Unaudited)

As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the trustees.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

5. Foreign security country determination

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

6. Compliance

As of June 30, 2007, all the securities held by the Merging Fund comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code (“IRC”). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

7. Federal Income Tax Information

The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

Expiration Date	Acquiring Fund Phoenix Value Opportunities Fund *	Target fund Phoenix Focused Value Fund
2011	$1,790,601	$0
Total	$1,790,601	$0

*	Capital loss carryovers were brought over from a merger in July 2007. For purposes of this document, we have assumed that the merger occurred on 6/30/07.

The Funds may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryover.